UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number One)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020 (June 16, 2020)

CoJax Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey J. Guzy, Chief Executive Officer

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging Growth Company    [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

NoneN/AN/A

EXPLANATORY NOTE

This Current Report on Form 8-K/A Amendment Number One (“Amended Form 8-K”) is filed by CoJax Oil and Gas Corporation, a Virginia corporation, (“Company”) for the sole purpose of correcting an inadvertent error on the cover page of the Current Report on Form 8-K filed by the Company with the Commission on June  22, 2020 (Event Report Date of 16 June 2020) (“Original Form 8-K”). The error was that the box for “Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))” on the cover page of the Original Form 8-K was accidentally checked in the EDGAR preparation of the filing of the Original Form 8-K.  The transactions reported in the Original Form 8-K do not involve a transaction subject to Rule 13e-4(c) of the Securities Exchange Act of 1934. There is no other amendment to the Original Form 8-K or its exhibits made by this Amended Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoJax Oil and Gas Corporation

By: /s/ Jeffrey J. Guzy

Jeffrey Guzy, Chief Executive Officer

Date: June 24, 2020